SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 10, 1997
                Date of Report (Date of earliest event reported)

                          DISCOVERY LABORATORIES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                    000-26422                 94-3171943
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

                               509 Madison Avenue
                                   14th Floor
                               New York, NY 10022
                    (Address of principal executive offices)

                                 (212) 223-9504
              (Registrant's telephone number, including area code)
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Item 5. Other Events

            Discovery Laboratories, Inc. ("Discovery") announced today that its majority-owned privately held subsidiary, Acute Therapeutics, Inc. ("ATI"), has completed enrollment of its Phase IB clinical trial in acute respiratory distress syndrome. The Phase IB clinical trial is designed to determine the safety and tolerability of a bronchoscopic lavage procedure incorporating Surfaxin(TM). ATI has exclusively licensed worldwide distribution rights to Surfaxin(TM) from Johnson & Johnson.

            Reference is made to Discovery's related press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c)   Exhibits:

      99.1 Press Release dated December 10, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DISCOVERY LABORATORIES, INC.

Date: December 10, 1997


                                By: /s/ James S. Kuo, M.D.
                                   -------------------------------------
                                   Name:  James S. Kuo, M.D.
                                   Title: President and Chief Executive Officer


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

                                  Exhibit Index

      Exhibit Number                               Description
      --------------                               -----------

          99.1                         Press Release dated December 10, 1997.


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